                                                                   Exhibit 10.27

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY "[****]" ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY'S CONFIDENTIAL TREATMENT REQUEST.

                          CORPORATE MASTER AGREEMENT

             Between
                                                        Cheap Tickets, Inc.
      Vignette Corporation                                   "Client"
           "Vignette"                                 a Delaware corporation
     a Delaware corporation            and        1440 Kapiolani Blvd. Suite 800
   901 South Mo Pac Expressway                            Street Address
           Building 3                                   Honolulu, HI 96814
    Austin, Texas 78746-5776                             City, State, Zip

     This Corporate Master Agreement (this "Agreement"), effective October 31, 2000 (the "Effective Date"), sets forth the terms and conditions under which the parties agree that Client may, pursuant to one or more separately executed Schedules, (i) obtain licenses to use (a) Vignette's proprietary, non-custom software (the "Programs") listed on the relevant Schedule(s), (b) Vignette-furnished proprietary, custom software (the "Custom Programs") provided pursuant to consulting services listed on the relevant Schedule(s) and (c) the user documentation (the "Documentation") that Vignette makes generally available in hard copy or electronic form to its general customer base in conjunction with licenses of the Programs, (ii) purchase the services listed on the relevant Schedules, and (iii) purchase the services (the "Services") listed on one or more separately executed Assignments of Work. In this Agreement, the term "Software" shall mean the Programs and/or the Custom Programs, along with the Documentation, as appropriate.

This Agreement shall consist of this Agreement Form, the attached Exhibits, and all executed Schedules, as well as all other referenced attachments and any amendments. This Agreement is effective only upon full execution by both parties. If Client is not a corporation or other legal entity formed in a state of the United States, the terms and conditions of Exhibit B attached hereto shall apply to this Agreement. By signing below, each party agrees to the terms of this Agreement. Any executed copy of this Agreement made by reliable means (e.g., photocopy or facsimile) is considered an original.

Agreed to by:
Vignette Corporation                     Cheap Tickets, Inc.
                                         (Client)

By:                                     By: /s/ Paul B. Halstead
    --------------------------------        ---------------------------------
    (Signature)                             (Signature)

By:                                     By: Paul B. Halstead
    --------------------------------        ---------------------------------
    (Name typed or printed)                 (Name typed or printed)

By:                                     By: CTO
    --------------------------------        ---------------------------------
    (Title)                                 (Title)

By:                                     By: 10/30/00
    --------------------------------        ---------------------------------
    (Date)                                  (Date)

                                       1
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                                   EXHIBIT A
            CORPORATE MASTER AGREEMENT GENERAL TERMS AND CONDITIONS

1.   LICENSE GRANT AND RIGHT OF USE.

a. Provided that the Agreement and each relevant Schedule have been fully executed by both Vignette and Client, Vignette grants to Client a nonexclusive and nontransferable license to install and use the number of copies of the object code version of the Programs and if applicable, the source code version of Custom Programs, pursuant to the terms and conditions herein and in the executed Schedules. Unless otherwise designated, all licenses granted hereunder shall be perpetual.

b. Unless otherwise specified on the relevant Schedule, each copy of the Software licensed hereunder [****]. Client may use the Software for the functions expressly licensed by Client solely for Client's own internal business purposes in the software operating environment (if any) specified on the applicable Schedule. The Software may not be used to provide computer time sharing, third-party training on the use of the Software, virtual or actual hosting or as a service bureau for any third parties. Client shall not (and shall not permit any employee or other third party to copy, use, analyze, reverse engineer, decompile, disassemble, translate, convert or apply any procedure or process to the Software in order to ascertain, derive, and/or appropriate for any reason or purpose, the source code or source listings for the Programs or any trade secret information or process contained in the Software. Other special license terms and restrictions specified on the relevant executed Schedules are incorporated by reference into this Section 1. Client's rights in the Software will be limited to those expressly granted in this Agreement. Vignette reserves all rights and licenses in and to the Software not expressly granted to Client under this Agreement.

2.   FEES

a. Client shall pay Vignette the license fees and the Maintenance fees for the Software specified on the applicable Schedule within 30 days after receipt of Vignette's invoice. [****] All Software will be shipped FOB
     Vignette's site. Invoices may contain shipping and handling charges.

b. Client shall pay any other fees and prices specified on a Schedule or Assignment of Work within 30 days after receipt of Vignette's applicable invoice.

c. All prices and fees are in U.S. dollars unless otherwise specified. All amounts payable under this Agreement are exclusive of all sales, use, value-added, excise, property, withholding, and other taxes and duties. Client will pay all taxes and duties assessed in connection with this Agreement and Client's performance hereunder by any authority. Client will promptly reimburse Vignette for any and all taxes or duties that Vignette may be required to pay in connection with this Agreement or its performance. This provision does not apply to any taxes for which Client is exempt, provided Client has furnished


[****] - CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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     Vignette with a valid tax exemption certificate, or to Vignette's income or franchise taxes.

3.   REPRODUCTION OF THE SOFTWARE

a. Vignette shall provide Client with a single copy (the "Master Copy") of each Software product licensed hereunder. Subject to the other terms and conditions herein, Client may use the Master Copy (including all Updates provided hereunder) to install the number of copies specified on the relevant Schedule on Client's computer server(s) in accordance with the license grant.

b.   Client may also (i) make one copy of the Master Copy for archival purposes,
     (ii) install one copy of the Software at a backup location for its use only as and when necessary for business resumption purposes in the event of Client's primary computing facility, becoming inoperable, (iii) install an additional copy as necessary to accommodate a move of the installed Software from one server to another (provided that the original installation is removed after the new server is operational), and (iv) copy the installed copies of the Software onto system backup media to the extent necessary to accommodate Client's normal system backup routines. Otherwise, Client may not copy the Software, in whole or in part.

c. Client shall assume all responsibility for the quality of the copies made hereunder. Client shall include Vignette's copyright notice(s), proprietary rights legend(s), and other indicia of ownership on all copies, in the content and format as those that were contained on the Master Copy. Client shall pay all duplication and distribution costs incurred by Client by copying the Software, and shall also pay applicable use taxes, customs duties and similar fees.

4.   MAINTENANCE AND OTHER SERVICES

a. Provided Client elects to obtain maintenance services ("Maintenance") for a Program and pays all applicable Maintenance fees, Vignette shall provide Client with the following Maintenance services for the period commencing on the date Vignette delivers the relevant Program to Client through the period ending one anniversary year thereafter (the "Initial Maintenance Period"):

     i.   Updates to the Programs. [****]

     ii.  [****]

     iii. [****]

[****] - CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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


b. Upon expiration of the Initial Maintenance Period, Maintenance shall automatically renew for successive annual periods (each an "Annual Maintenance Period"), provided (i) Vignette continues to offer Maintenance for the relevant Program(s) to its general client base; (ii) Client pays the Maintenance fees applicable for the relevant Annual Maintenance Period, and (iii) Client does not terminate Maintenance by providing Vignette with at least 30 days written notice prior to the expiration of the applicable Initial or Annual Maintenance Period. Maintenance fees for the Program(s) shall be calculated [****]. All Maintenance fees shall be due and payable at the beginning of each Maintenance Period. Further, Updates shall be deemed Software for purposes of this Agreement.

c. Client agrees to provide Vignette with all information and materials requested by Vignette for use in replicating, diagnosing and correcting an error or other Program problem reported by Client. Client acknowledges that all Updates provided by Vignette will be cumulative in nature, and therefore Client agrees to install all Updates provided by Vignette Client further acknowledges that Vignette's ability to provide satisfactory Maintenance is dependent on Client (i) installing all Updates and (ii) providing Vignette with the information necessary to replicate Program problems.

d. Vignette shall not be obligated to provide Maintenance for any software other than the Programs (including all Updates) as delivered by Vignette to Client. Except to the extent Vignette modifies the Programs pursuant to the provision of Maintenance, [****].

e. Vignette shall provide consulting and training Services (each an "Assignment"), under the terms of this Agreement, agreed to by the parties and specified on one or more separately executed Schedule(s) or Assignment of Work(s). In the event of any conflict between this Agreement and an Assignment of Work, the provisions of the Assignment of Work shall prevail. All Assignments shall be billed on a time and materials basis at Vignette's then-current consulting rates unless otherwise agreed in writing by the parties. Any monetary limit referenced in an Assignment of Work shall be an estimate only for purposes of Client's budgeting and Vignette's resource scheduling unless expressly stated to be a definitive limit. Vignette shall have the right to use third parties in performance of Assignments hereunder and, for purposes of this Agreement, all references to Vignette or its employees shall be deemed to include such third parties. Client shall provide Vignette access to its equipment, systems and other facilities to the extent reasonably required by Vignette for the performance

[****] - CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     of Assignments hereunder. For any on-site services requested by Client, Client agrees to reimburse Vignette for its actual, reasonable travel and other out-of-pocket expenses incurred.

5.   CONFIDENTIALITY

a. Any business, operational or technical information provided to Client by Vignette hereunder that is marked or otherwise identified as confidential or proprietary, or that Client knows or should know is confidential or proprietary, the Software and other deliverables furnished by Vignette (including, but not limited to the oral and visual information relating thereto and provided in Vignette's training classes, seminars, and publications), and the terms of and pricing under this Agreement (collectively Vignette's "Proprietary Information") contain valuable and confidential information that is proprietary to Vignette and to third parties from whom Vignette has obtained marketing rights (the "Third Party Licensors"), and which includes and constitutes trade secrets and unpublished copyrighted material of Vignette and the Third Party Licensors. Client agrees to maintain the confidentiality of Vignette's Proprietary Information and to only use it in carrying out its rights and obligations under this Agreement. Nothing in this Agreement shall be construed to convey any title or ownership rights to the Software or Proprietary Information to Client. Client shall not sublicense, rent, assign, transfer or disclose the Proprietary Information to any third party and shall not reproduce, perform, display, prepare derivative works of, or distribute the Proprietary Information except as expressly permitted in this Agreement. Client shall not disclose the results of any benchmark tests of the Programs to any third party without Vignette's prior written approval. Client shall make commercially reasonable efforts to prevent the theft of any Proprietary Information and/or the disclosure, copying, reproduction, performance, display, distribution and preparation of derivative works of the Proprietary Information except as expressly authorized herein.

b. Vignette agrees to maintain the confidentiality of business, operational and other information provided by Client to Vignette hereunder, provided such information is marked or otherwise identified by Client as confidential or proprietary or is of a nature that Vignette knows or should know is confidential or proprietary (also referred to herein as "Proprietary Information"), and will only use it in carrying out its rights and obligations under this Agreement.

c. Both parties agree to restrict access to the Proprietary Information of the other only to employees who (i) require access in the course of their assigned duties and responsibilities in connection with this Agreement, and
     (ii) have agreed in writing to be bound by provisions no less restrictive than those set forth in this Section 5.

d. The confidentiality obligations of the parties regarding the Proprietary Information of the other shall not apply to any material or information that (i) is or becomes a part of the public domain through no act or omission by the receiving party, (ii) is independently developed by employees of the receiving party without use or reference to the Proprietary Information of the other party, (iii) is disclosed to the receiving party by a third party that, to the receiving party's knowledge, was not bound by a confidentiality obligation to the other party, or (iv) is demanded by a lawful order from any court or any body empowered to issue such an order. Each party agrees to notify the other promptly of the receipt of any such order, and to provide the other with a copy of such order.

6.   TERM AND TERMINATION

a. This Agreement shall continue in force and effect perpetually unless terminated pursuant to its provisions.

b. This Agreement, any Assignment of Work, and/or any license granted hereunder may be terminated in accordance with the following:

     i. Vignette may terminate this Agreement, any Assignment of Work and/or any licenses granted herein:

          A. Upon 15 calendar days notice if Client uses, transfers or discloses any of the Software or other Proprietary Information, or any copy or modification thereof, in violation of this Agreement, unless Client has fully cured such breach within such 15 day period;

          B. Upon 30 calendar days written notice if Client has breached any other material provision of this Agreement, including failure to make payments when due, and such breach is not fully cured within such 30 day period.

     ii. Client may terminate this Agreement or any Assignment of Work on 30 calendar days written notice if Vignette has breached any material provision of this Agreement and such breach is not fully cured within such 30 day period.

c. Upon termination of the Agreement or any license(s) granted herein, [****]. Client shall immediately stop using all such Proprietary Information (including Software) and shall return all copies to Vignette, except that Client may instead choose to delete all installed copies off of any and all storage media possessed by Client. Client shall provide Vignette with written certification signed by an officer of Client that all copies of the Software have been returned or destroyed and that Client has retained no copies.

d. Any incomplete Assignment of Work(s) shall be terminated concurrently with this Agreement. Client shall pay a pro-rata portion of any Assignment that is incomplete at the time of termination and for which payments have not been made and Vignette shall deliver to Client copies of all such incomplete work for which payment has been made, unless any applicable license for such work has been terminated.

e. Termination of this Agreement, any Assignment of Work or any license granted hereunder shall not limit the remedies otherwise available to either party, including injunctive relief.

7.   WARRANTIES

Vignette warrants that for the first [****] following delivery of the Program to Client (the "Warranty Period"), (i) the Programs as delivered will perform substantially in

[****] - CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

conformance with the applicable Documentation, and (ii) that the digital or electronic media on which the Programs and the Documentation are distributed are free from defects in materials and workmanship. Vignette does not warrant that the Programs will operate in combinations except as specified in the Documentation. Notwithstanding any other provision of this Agreement, Vignette and Client acknowledge that Client's use of the Software or other deliverables provided hereunder may not be uninterrupted or error-free. As Client's sole and exclusive remedy and Vignette's entire liability for any breach of the foregoing warranty, Vignette will, at its sole option and expense, promptly repair or replace any medium or Program which fails to meet this limited warranty or, if Vignette is unable to repair or replace the medium or the Program, refund to Client the applicable license fees paid upon return of the nonconforming item to Vignette. If Vignette remits to Client a refund for a particular Program, as contemplated by this paragraph, [****].

a. Vignette warrants that its Services provided hereunder shall be performed consistent with generally accepted industry standards. This warranty shall be valid for [****] days from the date of performance of the relevant service.

b. Vignette warrants to Client that Vignette has the right to enter into this Agreement and to grant the rights and licenses herein and, that to the best of Vignettes knowledge, that Software does not infringe any patent or copyright or violate any other proprietary rights of a third party. Vignette's sole and exclusive obligation, and Client's sole and inclusive remedy, for breach of this warranty with respect to intellectual property or proprietary rights of any kind, is Vignette's indemnification of Client as set forth in Section 8 below.

c. Provided that all date data provided to the Programs is in full 4 digit year format, Vignette warrants that the Programs as delivered to Client by
     Vignette: (i) have been designed to be Year 2000 compliant, which shall include, as an illustration but not a limitation, date data century recognition, and calculations that accommodate same and multi-century formulae and date values; (ii) will operate in substantial accordance with the Documentation prior to, during and after the calendar year 2000 AD; and
     (iii) shall not end abnormally or provide invalid or incorrect results as a result of date data, specifically including date data which represents different centuries or more than one century. The foregoing warranty shall not apply to (iv) third party software that is or may be used in conjunction with the Programs, including database and operating systems vendors, (v) any non-compliance to the extent caused by hardware, third party software or applications and content developed with or operating with the Programs as delivered, or (vi) Client's use of other than a current unaltered release of the Programs if use of a current, unaltered release of the Programs would avoid the nonconformance. Client is solely responsible for all system integration and testing of the Software in a fully Year 2000 compliant operating, environment, including all hardware, system software, databases, network environment, and other interoperating components.

[****] - CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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

d. Vignette warrants that it will use commercially reasonable efforts to ensure the Software as delivered by Vignette does not contain viruses, worms, Trojan horses or other unintended malicious or destructive code ("Malicious Code"). If Malicious Code is discovered in Software as delivered by Vignette, Vignette shall provide Client with a clean copy that does not contain such Malicious Code within [****] days following Client's notice to Vignette of a breach of this warranty. However, Client is hereby notified that the Software may contain time-out devices, counter devices, and/or other devices intended to ensure the limits of a particular license will not be exceeded ("Limiting Devices"). If the Software does contain Limiting Devices, Vignette shall ensure that Client receives any codes or other materials necessary to use the Software to the limits of Client's license.

e. EXCEPT AS EXPLICITLY STATED IN THIS AGREEMENT, VIGNETTE MAKES NO OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY, NONINFRINGEMENT AND FITNESS OF A PARTICULAR PURPOSE.

8.   VIGNETTE INDEMNITIES

a. Vignette will defend or settle, at its expense, any action brought or allegation made against Client to the extent that it is based upon a claim that the Software, as provided by Vignette to Client under this Agreement and used within the scope of this Agreement, infringes any copyright, trade secret, U.S. patent or other proprietary right, and [****]. Vignette's obligations hereunder are contingent on the following conditions:

     i. Client must notify Vignette in writing promptly after Client becomes aware of a claim or the possibility thereof; and

     ii. Client must grant Vignette the sole control of the settlement, compromise, negotiation, and defense of any such action; and

     iii. Client must provide Vignette with all information related to the action that is reasonably requested by Vignette; and

     iv. Vignette may, at its option, (A) obtain the right for Client to continue using the Software; or (B) replace or modify the Software so it is no longer infringing, or (C) terminate the applicable license(s) and remove the Software. If Vignette so terminates the applicable license(s) and removes the Software, [****].

b. The foregoing indemnity shall not apply to any infringement claim to the extent arising from (i) [****]; and/or (ii) [****];
     and/or (iii) [****]; and/or (iv) [****]; and/or (v) [****].

[****] - CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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c.   Vignette will indemnify and hold Client harmless from all actual liabilities, damages and losses incurred by Client arising out of any legal action based on any claim of wrongful death, bodily injury or physical destruction of tangible property to the extent resulting from any acts or omissions of Vignette in the performance of its duties hereunder. The indemnity specified in this subsection is contingent on the conditions specified in subsections (a)(i)-(iii) above.

d. Vignette shall not be liable hereunder for any settlement made by Client without Vignette's advance written approval or for any award from any action in which Vignette was not granted control of the defense.

e. The parties agree to cooperate in good faith in the defense of any legal action or suit that causes one party to invoke an indemnity hereunder.

f. This Section 8 states Vignette's entire liability and Client's exclusive remedy for infringement of intellectual property rights of any kind.

9.   CLIENT INDEMNITIES

a. Except to the extent Client is entitled to indemnification under Section 8.a. above, Client will defend or settle, at its expense, any action brought or allegation made against Vignette to the extent that it is based upon (i) [****] or (ii) [****]. Client's obligations hereunder are subject to the following conditions:

     i. Vignette must notify Client in writing promptly after Vignette becomes aware of a claim or the possibility thereof;

     ii. Vignette must grant Client the sole control of the settlement, compromise, negotiation, and defense of any such action; and

     iii. Vignette must provide Client with all information related to the action that is reasonably requested by Client.

b. Client will indemnify and hold Vignette harmless from all actual liabilities, damages and losses incurred by Vignette arising out of any legal action based on any claim of wrongful death, bodily injury or physical destruction of tangible property to the extent resulting from any acts or omissions of Client hereunder. The indemnity specified in this subsection is subject to the conditions specified in subsections
     (a)(i)-(iii) above.

c. Client represents and warrants that it shall comply with all laws, rules, and


[****] - CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     regulations of the United States and other countries that may be applicable to the Software or to Client's activities under this Agreement. [****] arising from breach of the warranties or Client's obligations set forth in this paragraph. The indemnity specified in this subsection is subject to the conditions specified in subsections (a)(i)-(iii) above

d. Client shall not be liable hereunder for any settlement made by Vignette without Client's advance written approval or for any award from any action in which Client was not granted control of the defense.

e. The parties agree to cooperate in good faith in the defense of any legal action or suit that causes one party to invoke an indemnity hereunder.

f. This Section 9 states Client's entire liability and Vignette's exclusive remedy for infringement of intellectual property of any kind.

10.  LIMITATIONS OF LIABILITY

a. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EXCEPT WITH RESPECT TO VIGNETTE'S OBLIGATIONS UNDER SECTION 8, NOTWITHSTANDING THE FORM (E.G., CONTRACT, TORT (INCLUDING NEGLIGENCE) STATUTORY LIABILITY OR OTHERWISE) IN WHICH ANY LEGAL OR EQUITABLE ACTION MAY BE BROUGHT AGAINST VIGNETTE, NEITHER VIGNETTE NOR ITS THIRD PARTY LICENSORS SHALL BE LIABLE HEREUNDER FOR DAMAGES WHICH [****].

b. TO THE EXTENT PERMITTED BY APPLICABLE LAW, IN NO EVENT SHALL VIGNETTE OR ITS THIRD PARTY LICENSORS BE LIABLE FOR ANY SPECIAL, INCIDENTAL, INDIRECT, EXEMPLARY, PUNITIVE DAMAGES, OR FOR ANY INDIRECT OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO THOSE FOR BUSINESS INTERRUPTION OR LOSS OF PROFITS, EVEN IF VIGNETTE HAS BEEN NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGE.

c. NOTHING IN THIS AGREEMENT SHALL LIMIT EITHER PARTY'S LIABILITY FOR DEATH OR PERSONAL INJURY CAUSED BY A PARTY'S NEGLIGENCE OR LIABILITY FOR FRAUD.

d. The provisions of this Agreement allocate the risks between Client and Vignette. Vignette's pricing reflects this allocation of risk and the limitations of liability specified herein.

11.  MISCELLANEOUS

a. In the event any action is brought to enforce any provision of this Agreement, or to declare a breach of this Agreement, the prevailing party shall be entitled to recover, in addition to any other amounts awarded, reasonable legal and other related costs and expenses, including attorney's fees, incurred thereby.


[****] - CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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b.   Client shall comply with all then current export and import laws and regulations of the United States and such other governments as are applicable to the Software. Client hereby certifies that it will not directly or indirectly, export, re-export, or transship the Software or related information, media, or products in violation of United States laws and regulations.

d. Client may not assign this Agreement or any license granted or created hereunder whether by operation of law, change of control, or in any other manner, without the prior written consent of Vignette, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, [****]. ("Affiliate" of a party shall mean such party's parent corporation, any entity under the control of such party's parent corporation at any tier, or any entity controlled by such party at any tier. "Control" shall mean the power to direct or cause the direction of the management and policies of the entity through the ownership of more than 50% of the outstanding voting interests in such entity.)

e. The parties are independent contractors and nothing in this Agreement shall be deemed to make either party an agent, employee, partner or joint venturer of the other party. Neither party shall have the authority to bind, commit, or otherwise obligate the other party in any manner whatsoever. Vignette may use Client's plain text name to list Client as a customer of Vignette.

f. During the term of this Agreement and for [****] months thereafter, both parties agree not to solicit or to offer employment to any employees of the other party without it's the other party's prior written consent.

g. Any notice required under this Agreement shall be given in writing and shall be deemed effective upon mailing by first class mail, properly addressed and postage prepaid, or delivery by courier service to the address specified on the face page hereof or to such other address as the parties may designate in writing.

h. If any portion of this Agreement is determined to be or becomes unenforceable or illegal, such portion shall be deemed eliminated and the remainder of this Agreement shall remain in effect in accordance with its terms as modified by such deletion. This Agreement shall be governed by and interpreted in accordance with the laws of the United States and the State of Texas, excluding its choice of law rules.

i. Definitions set forth in any part of this Agreement shall apply to all parts of this Agreement. In the event of a conflict between the terms of different parts of this Agreement, the following order of priority shall apply: first, the relevant Schedule(s); second, the relevant Assignment(s) of Work; third the Exhibits; and fourth, the Agreement.

j. Client shall permit Vignette by any reasonable and appropriate means to verify that Client has complied with the provisions of Sections 1 (Software


[****] - CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     License), 5 (Confidentiality) and 6 (Termination), and Client agrees to cooperate fully with such a verification. [****] unless Client is in material breach of this Agreement. All such verifications shall take place upon not less than [****] business days notice to Client, during Client's regular business hours and will be conducted in a manner designed to minimize any impact on Client's normal business operations. Vignette shall be entitled, in addition to its other legal remedies, to obtain injunctive relief to enforce the terms of Sections 1, 2, 5 and 6.

k. The following terms and conditions will survive termination: Sections l(b) (except for the first 2 sentences), 2, 5, 6(c), 6(d) 8, 9, 10 and 11.

l. If Client is the United States Government or any contractor thereof, all licenses granted hereunder are subject to the following: (i) for acquisition by or on behalf of civilian agencies, as necessary to obtain protection as "commercial computer software" and related documentation in accordance with the terms of this Commercial Software Agreement as specified in 48 C.F.R. 12.212 of the Federal Acquisition Regulations and its successors; (ii) for acquisition by or on behalf of units of the Department of Defense ("DOD") as necessary to obtain protection as "commercial computer software" and related documentation in accordance with the terms of this commercial computer software license as specified in 48 C.F.R. 227-7202-2 of the DOD F.A.R. Supplement and its successors.

m. This Agreement (including the attached Schedules, Assignment of Work(s) Exhibits and referenced attachments) constitute the entire agreement between the parties regarding the subject matter hereof and supersede all proposals and prior discussions and writings between the parties with respect thereto. The parties agree that this Agreement cannot be altered, amended or modified, except in writing that is signed by an authorized representative of both parties. It is expressly agreed that the terms of any Client purchase order or other ordering document (except for mutually executed license Schedules and Assignments of Work) shall be without force and effect. This Agreement shall also supersede all term of any unsigned or "shrinkwrap" license included in any package, media or electronic version of software licensed under a Schedule.

n. Except for actions for preliminary injunctive relief, actions arising from a breach of confidentiality, actions brought to enforce a claim which is covered by the indemnity provisions of this Agreement and actions to enforce the decisions of the arbitrators, all disputes arising out of or related to this Agreement, including the scope, the construction or application of this Agreement, shall be resolved by arbitration in accordance with the commercial arbitration rules of the American Arbitration Association then in force. Notwithstanding the preceding, both sides agree that the Federal Rules of Evidence will govern any such proceeding. The arbitration hearings shall be held in Honolulu, Hawaii, and shall be conducted in English. If the parties cannot agree upon a single arbitrator within 15 days after demand by either of them, each party shall select one arbitrator knowledgeable of the computer service industry and notify the other of its selection, and such two arbitrators shall select a third. All


[****] - CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
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                                       12
     arbitrators must be licensed attorneys with experience in contract law. All arbitrators must be able to sign an oath of neutrality evidencing no demonstrable bias. The arbitrator(s) shall conduct a hearing within 30 days after their selection. A majority of the arbitrators shall determine the decision/award, which shall be rendered within five days after the completion of the hearing. The decision of the arbitrator(s) shall be final and binding upon the parties both as to law and to fact, and shall not be appealable to any court in any jurisdiction. The expenses of the arbitrators shall be shared equally by the parties. Nothing in any indemnification provision hereunder shall be construed as having any bearing on the award of attorneys fees under this Section. The provisions for integration contained in this Agreement shall also apply to the admissibility of evidence in any dispute subject to arbitration.

                                   EXHIBIT B

          Terms and Conditions for Non-U.S. Corporations or Entities

     If Client is not a corporation or other legal entity formed in a state of the United States, the terms and conditions of this Exhibit B shall apply to this Agreement. If Client is a corporation or other legal entity formed in a state of the United States, this Exhibit B is inapplicable.

1. Notwithstanding anything to the contrary in this Agreement, Vignette may give notice in writing to Client to terminate this Agreement, with immediate effect:

     a. Upon (A) the institution by or against Client of insolvency, receivership or bankruptcy administration or compulsory winding-up proceedings or any other proceedings for the settlement of Client's debts; (B) Client's making any assignment for the benefit of creditors; or (C) Client's liquidation, dissolution or ceasing to conduct business in the normal course;

     b. In the event that any current legislation or exchange controls under applicable law preclude Client from making payments to Vignette in United States currency for a period of 60 days; provided, however, that termination under this subsection shall not relieve Client of its payment obligations under this Agreement; or

     c. Upon the enactment of any law, or regulation by any governmental authority which would impair or restrict (A) the right of Vignette to terminate this Agreement as herein provided, (B) Vignette's right, title or interest in the Software and the intellectual property rights therein and thereto, or (C) Vignette's rights to receive the payments under this Agreement.

2. Client represents and warrants that the provisions of this Agreement, and the rights and obligations of the parties hereunder, are enforceable under the laws of the countries to which the Software will be delivered and in which the Software will be used. Client agrees to indemnify and hold harmless Vignette from all liabilities, damages, losses, claims, actions and expenses (including attorneys' fees) arising from breach of the warranties or Client's obligations set forth in this paragraph.

3. Client represents and warrants that no currency control laws prevent the payment to Vignette of any sums due under this Agreement.

4. Client represents and warrants that, as of the Effective Date of this Agreement, no consent, approval or authorization of, or designation, declaration or filing with, any governmental authority which has not been made or obtained by Client prior to the Effective Date, is required in connection with the valid execution, performance and delivery of this Agreement. If the laws or regulations of any country require this Agreement to be approved, registered or notified with or by any governmental authority, Client will be solely responsible for such obligations. Vignette will have the right to withhold delivery of the Software until it has received satisfactory evidence that any required approvals, registrations or notifications have been obtained. Vignette will provide Client with such assistance as Client may reasonably request in making or obtaining any such approvals, registrations or notifications. In the event that the issuance of any approvals, registrations or notifications is conditioned upon an amendment or modification to this Agreement which is unacceptable to Vignette, Vignette will have the right to terminate this Agreement without further obligation whatsoever to Client.

5. Client will advise Vignette of any legislation, rule, regulation or other law (including but not limited to any customs, tax, trade, intellectual property or tariff law) which is in effect or which may come into effect after the Effective Date of this Agreement which affects the importation of the Software into, or the use and the protection of the Software within the country or countries to which the Software will be shipped and in which the Software will be used, or which has a material effect on any provision of this Agreement.

6. If any withholding or similar tax must be paid under the laws of any country outside of the U.S. based on the payments to Vignette specified in this Agreement, then Client will pay all such taxes and the amounts payable to Vignette under this Agreement will be increased such that the amounts actually paid to Vignette will be no less than the amounts Vignette would have received notwithstanding such tax. Client will provide Vignette with written documentation, including copies of receipts, of any and all such taxes paid in connection with this Agreement.

7. The parties specifically disclaim the UN Convention on Contracts for the International Sale of Goods.

8. Except for actions for preliminary injunctive relief and actions to enforce the decisions of the arbitrators, all disputes arising out of or related to this Agreement, including the scope, the construction or application of this Agreement, shall be resolved by arbitration in accordance with the commercial arbitration rules of the American Arbitration Association then in force. The arbitration hearings and all meetings pursuant to this section shall be held in Austin, Texas, and shall be conducted in English. If the parties cannot agree upon a single arbitrator within 15 days after demand by either of them, each party shall select one arbitrator knowledgeable of the computer service industry and notify the other of its selection, and such two arbitrators shall select a third. The arbitrator(s) shall conduct a hearing within 30 days after their selection. A majority of the arbitrators shall determine the decision/award, which shall be rendered within five days after the completion of the hearing. The decision of the arbitrator(s) shall be final and binding upon the parties both as to law and to fact, and shall not be appealable to any court in any jurisdiction. The expenses of the arbitrators shall be shared equally by the parties. Nothing in any indemnification provision hereunder shall be construed as having any bearing on the award of attorneys fees under this Section. The provisions for integration contained in this Agreement shall also apply to the admissibility of evidence in any dispute subject to arbitration.

9. This Agreement is in the English language only, which language shall be controlling in all respects, and all versions hereof in any other language shall be for accommodation only and shall not be binding upon the parties hereto. All communications and notices to be made or given pursuant to this Agreement shall be in the English language. Les parties aux presentes confirment leur volonte que cette convention de meme que tous les documents y compris tout avis qui s y rattache, soient rediges en langue anglaise (translation: "The parties confirm that this Agreement and all related documentation is and will be in the English language.").

10. The terms and conditions of this Exhibit B shall survive termination of the Agreement.

                                  APPENDIX A
                          ENTERPRISE LICENSE SCHEDULE


Schedule to Corporate Master Agreement. This Schedule supplements and amends the Corporate Master Agreement (the "Agreement"), by and between Vignette Corporation ("Vignette") and Cheap Tickets, Inc., ("Client") to license the Software specified herein and to incorporate the additional terms set forth below to grant Client an Enterprise License (the "Enterprise License") for the Software specified herein (the "Included Software"). This Enterprise License is in effect for the limited term specified below.

1.   License Grant:

     a) Vignette grants Client one Domain License to install and use [****] number of copies of the Included Software throughout the Enterprise (defined below) on [****] number of Servers owned and operated by Client in connection with and in support of Client's world wide web sites operated through only those Universal Resource Locators ("URLs") that are wholly owned and controlled by Client. This Domain License does not extend to any use except for the operation of the Domain. This Domain License [****]. In the event that a third party does acquire Client, the Domain License shall be limited to Client's license configuration in effect as of the time of the acquisition. For purposes of this Schedule, "Enterprise" shall mean Client and any legal entity wholly owned and controlled by Client.

     b) The parties agree that the number of copies that Client may install pursuant to this Domain License shall be limited to the [****], in support of the Domain, as of the end of the Domain Term. If, after the end of the Domain Term, Client desires to install additional copies and/or utilize additional or increased functionality, Client must purchase such additional licenses pursuant to terms and conditions set forth on a separate Schedule mutually acceptable to the parties. Certain terms and definitions relevant to the scope of use of the Included Software are appended hereto as Appendix A ("Product Descriptions"). Notwithstanding the preceding sentence, to the extent the Product Descriptions refer to or reference restrictions that require additional licenses for that particular product based on usage, such restrictions shall not apply during the Domain Term.

     c) At the end of the Domain Term, Client shall possess a perpetual, fully-paid license to use the number of copies of Included Software [****] in support of the Domain, as of the end of the Domain Term.

[****] - CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
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                                       1

2.   Included Software, Term and Fees:

     a)   The "Included Software" is defined as:

          i)    [****]
          ii)   [****]
          iii)  [****]
          iv)   [****]
          v)    [****]
          vi)   [****]
          viii) [****]

     b) Vignette will ship one copy of each Included Software product listed above and associated documentation to Client at the following address within five business days after execution of this Schedule:

                Cheap Tickets, Inc.
                ------------------
                1440 Kapiolani Blvd., Suite 800
                -------------------------------
                Honolulu, HI 96814
                ------------------
                Attn: Eric Gomez
                ----------------

     c) Term of Domain License: beginning October 31, 2000 and expiring October 30, 2003, (the "Domain Term")

     d)   Fees:

                        Product/Service                                Total
          Domain License Fee for the Domain Term                    $[****]
          Enterprise Level Support for the Domain Term              $[****]
          - See Exhibit B
               Total Amount due upon execution of Agreement:         [****]

3.   Optional Maintenance Service and Fees:

     a) Provided that Client pays the fees specified above for Maintenance service ("Domain Level Support"), Vignette will provide Central Site Maintenance to the Client through the following Designated Location of Client (the "Central Site")

                Cheap Tickets, Inc.
                1440 Kapiolani Blvd., Suite 800
                Honolulu, HI 96814
                Phone:___________________________________
                Fax:  ___________________________________


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                                       2

          i) Client agrees that all Maintenance and Phone Support for the Included Software as required under Article 4 of the Agreement shall be provided by Vignette only [****]. Vignette shall have no obligation to provide any support for any copy of the Included Software at [****]and all inquiries to Vignette and communications between the parties shall be only with the Central Site.

          ii) Vignette shall provide one (1) copy of each correction, improvement, or update to the Central Site. Client shall have the right and obligation to copy and distribute each such correction, improvement, or update to the other Designated Locations.

     b) The Maintenance Fee for each subsequent year after the Domain Term shall be equal to [****]for the configuration installed and in production use by Client pursuant to the license granted herein

4.   Additional Terms and Conditions

     a) During the Domain Term, the following terms and conditions shall apply to this Domain License and supersede and replace for such term only, those provisions of the Agreement which directly conflict with these terms and conditions.

          i) Client shall have the right to make and use multiple copies of the Included Software without obligations to pay additional License fees for copies made.
          ii) Upon Vignette's prior written request, Client shall conduct an annual audit to determine the quantities and the addresses of the then current locations at which the Included Software is installed at the end of each anniversary year and shall give Vignette written notice of the address of each such location on or before thirty (30) days following the end of each such anniversary year.

     b) Client shall not use the Included Software for service bureau or time sharing purposes.

     c) So that Vignette may accurately track the usage of the Included Software by Client, no later than two anniversary months prior to the end of the Domain Term, upon Vignette's prior written request, Client shall conduct an audit to determine the quantities and the addresses of the then current locations at which copies of the Included Software are installed pursuant to each type of license listed on Appendix 1 and shall give Vignette written notice of the quantities of licenses in use for installed Included Software on or before 90 days prior to the end of the Domain Term. Client shall notify Vignette of the final quantities of licenses in use for installed Included Software at the end of the Domain Term within 30 days following the end of the Domain Term. Such reports shall include, at a minimum, the following information regarding each installed copy of the Included Software:

          i)   [****]

[****] - CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
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                                       3

          ii)  [****]
          iii) [****]
          iv)  [****]
          v)   [****]
          vi)  [****]
          vii) [****]

     d) Client agrees, that in the event there is a good faith dispute regarding the audit results, that Client will cooperate fully in a secondary audit to be conducted by Vignette to ascertain Client's installed configuration at the end of the Domain Term for purposes of documenting the Included Software installed at the end of the Domain Term.

     e) Client agrees to serve as a "reference site". Vignette may refer up to two (2) potential new customers per calendar quarter to Client as a reference for the Software and Vignette, and Client agrees to respond reasonably to all such reference contacts. Client shall respond reasonably to questions from such prospective customers about Client's use of the Included Software (without breaching any duty of confidentiality hereunder and without any obligation to disclose any confidential information of Client).

     f) Client agrees to cooperate with Vignette to publish a joint press release with Vignette announcing Client's purchase of a license for the Included Software to be released after the execution of this Agreement.

     g)

     h) The pricing and other consideration reflected in this Schedule are contingent upon Client's execution of this Schedule by 6:00 pm Central Time on October 31, 2000

All other terms and conditions of the Agreement which are not expressly modified herein shall remain in full force and effect.


[****] - CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

IN WITNESS WHEREOF, duly authorized representatives of the parties have executed this Schedule as of the last date written below.

Vignette Corporation                  (Cheap Tickets, Inc.)



By:                                         By:  /s/ Paul B. Halstead
    _______________________________              ------------------------------
    (Signature)                                  (Signature)

By:                                         By:  Paul B. Halstead
    _______________________________              ------------------------------
    (Name typed or printed)                      (Name typed or printed)

By:                                         By:  CTO
    _______________________________              ------------------------------
    (Title)                                      (Title)

By:                                         By:  10/30/00
    _______________________________              ------------------------------
    (Date)                                       (Date)

                                  APPENDIX A


A. V/5 Products

[****]





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WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
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                                       6

                                   EXHIBIT B
                                   ---------

             Maintenance and Support Services offered by Vignette


A.   Maintenance
     -----------

     1.   Updates
          -------

     [****]

     2.   Electronic Support Included
          ---------------------------

     [****]

     3.   Extent of Maintenance
          ---------------------

     [****]

B.   Support Offerings
     -----------------

     1. Electronic Support (Included with the purchase of Basic, Extended or Enterprise Support)


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                                       1

          a.   Problem Submission

          .    [****]
          .    [****]
          .    [****]
          .    [****]
          .    [****]

          b.   Knowledge Base

          .    [****]
          .    [****]
          .    [****]

          c.   Online, Searchable Program Documentation (as available)

          d.   Client Private Newsgroups

          e.   Informational Broadcasts

          .    [****]
          .    [****]
          .    [****]
          .    [****]

          2.   Basic Support

          [****]


         Problem Severity:                 Initial Response to Representative by      Subsequent Responses:
         ----------------                  --------------------------------------     --------------------
                                           Vignette Within:
                                           ---------------
         [****]                            [****]                                    [****]


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                                       2

        Critical Errors: [****]


        Major Errors: [****]


        Minor Errors: [****]


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WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
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                                       3

     3.   Extended Support

          [****]

     4.   Enterprise Support

          [****]

     5.   Upgrade Assistance

     .    [****]
     .    [****]
     .    [****]

     6.   Onsite Support (Additional Charges apply)

     [****]

C.   Services Not Included In Support Service:

     [****]

D.   Exclusions to Maintenance and Support services:

[****]

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WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
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                                       4

           AMENDMENT TO APPENDIX A OF THE CORPORATE MASTER AGREEMENT
                                    BETWEEN
                            CHEAP TICKETS, INC. AND
                             VIGNETTE CORPORATION

         This Amendment, effective January 10, 2001 clarifies the intent of Appendix A titled as: Enterprise License Schedule (the "Appendix") of the Corporate Master Agreement between Cheap Tickets, Inc. ("Client") and Vignette Corporation ("Vignette"), executed on October 31, 2000 (the "Agreement").

The parties hereby agree to amend Section 3 of the Appendix by adding the following subsection in its entirety:

         "3(c) Client and Vignette agree that for the purposes of this Agreement, the Enterprise Level Support for the Domain Term will commence on January 1, 2001, and terminate on October 26, 2003."

         Except as specifically set forth above, all other terms and conditions of the Agreement entered into between the parties shall remain unchanged and in full force and effect.

         IN WITNESS WHEREOF, Client and Vignette have duly executed this Amendment by and on their behalf by their duly authorized representatives as of the date provided above.

Agreed to by:

VIGNETTE CORPORATION                            CHEAP TICKETS, INC.



By: /s/ Robert R. Robinson                      By: /s/ Paul Halstead
    ---------------------------------------         ----------------------------

Name: Robert R. Robinson                        Name: Paul Halstead
      -------------------------------------           --------------------------

Title: Legal Counsel                            Title: CTO
       ------------------------------------            -------------------------